UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
_____________________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_____________________________________________________________________
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Check the appropriate box:
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☒    Definitive Proxy Statement
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☐    Soliciting Material under § 240.14a-12
Cipher Mining Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Cipher Mining

2025

SPECIAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

Cipher Mining Inc.
1 Vanderbilt Avenue, Floor 54
New York, New York 10017
October 6, 2025
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend a special meeting of stockholders (the “Special Meeting”) of Cipher Mining Inc., which will be held on October 30, 2025, beginning at 8:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Special Meeting will be held for the purpose of approving an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized for issuance from 500,000,000 shares to 1,000,000,000 shares (the “Charter Amendment”). The Charter Amendment is intended to restore flexibility for the Company to issue additional Common Stock to support future strategic partnerships, site expansions, acquisitions, financing transactions and equity incentive programs, and to ensure the Company maintains sufficient capacity to pursue growth opportunities and enhance long-term stockholder value.
The Proxy Statement attached to this letter provides you with more specific information concerning the Special Meeting, the Charter Amendment Proposal and other matters, including information as to how to cast your vote. The Company encourages you to read the entire Proxy Statement, including the appendices, carefully and in their entirety.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Special Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Special Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/CIFR2025SM.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Tyler Page
Chief Executive Officer

Cipher Mining Inc.
1 Vanderbilt Avenue, Floor 54
New York, New York 10017
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 30, 2025
NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Cipher Mining Inc., a Delaware corporation, will be held on October 30, 2025, at 8:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CIFR2025SM. For instructions on how to attend and vote your shares at the Special Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Special Meeting and Voting—How can I attend and vote at the Special Meeting?”
The Special Meeting is being held:
1.to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance from 500,000,000 shares to 1,000,000,000 shares; and
2.to transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on September 12, 2025 are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

William Iwaschuk
Co-President, Chief Legal Officer and Corporate Secretary
New York, New York
October 6, 2025
This Notice of Special Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about October 6, 2025.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 30, 2025:
The Notice of Meeting and Proxy Statement are available free of charge at www.proxyvote.com.

i

Cipher Mining Inc.
1 Vanderbilt Avenue, Floor 54
New York, New York 10017
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON October 30, 2025
This proxy statement (this “Proxy Statement”) including the appendices hereto and related materials (together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Cipher Mining Inc. (the “Company,” “Cipher,” “we,” “us,” or “our”), in connection with our special meeting of stockholders (the “Special Meeting”). The Notice of Special Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about October 6, 2025.
GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
When and where will the Special Meeting be held?
The Special Meeting will be held on October 30, 2025 at 8:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CIFR2025SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions.
What are the purposes of the Special Meeting?
The purpose of the Special Meeting is to vote to approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.001 per share ("Common Stock") authorized for issuance from 500,000,000 to 1,000,000,000 shares (the "Charter Amendment" and such proposal, the "Charter Amendment Proposal").
Are there any matters to be voted on at the Special Meeting that are not included in this Proxy Statement?
At the date of this Proxy Statement, we did not know of any matters to be properly presented at the Special Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment, continuation or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named as proxies on your proxy card will have the discretion to vote on those matters for you.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Who is entitled to vote at the Special Meeting?
Holders of record of shares of our common stock as of the close of business on September 12, 2025 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 393,286,007 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.
To attend and participate in the Special Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in

“street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 8:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
How do I vote if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” In this case, the proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions. To participate in the Special Meeting online at www.virtualshareholdermeeting.com/CIFR2025SM, you will need the sixteen-digit control number included on your proxy card or the instructions that accompanied your proxy materials. If you did not receive a control number, please contact your bank or broker directly.
How many shares must be present to hold the Special Meeting?
A quorum must be present at the Special Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Special Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Under the applicable rules, the Charter Amendment Proposal is a “routine” matter. Accordingly, brokers, banks or other nominees can vote on this proposal without instructions from beneficial owners and there will not be any broker non-votes in respect of this proposal.
What if a quorum is not present at the Special Meeting?
If a quorum is not present or represented at the scheduled time of the Special Meeting, (i) the chairperson of the Special Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Special Meeting, present in person or electronically, if applicable, or represented by proxy, may adjourn the Special Meeting until a quorum is present or represented.
How do I vote my shares before the Special Meeting?
We recommend that stockholders vote by proxy prior to the Special Meeting even if they plan to attend the Special Meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on October 29, 2025.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Special Meeting?
We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/CIFR2025SM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CIFR2025SM.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/CIFR2025SM on the day of the Special Meeting.
•Webcast starts at 8:00 a.m., Eastern Time.
•You will need your 16-Digit Control Number to enter the Special Meeting.
•Stockholders may submit questions while attending the Special Meeting via the Internet.
•Webcast replay of the Special Meeting will be available until October 29, 2026.
To attend and participate in the Special Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. We recommend that stockholders vote by proxy prior to the Special Meeting even if they plan to attend the Special Meeting.
Will there be a question and answer session during the Special Meeting?
As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who is entitled to vote at the Special Meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Special Meeting;
•related to material non-public information of the Company, including the status or results of our business since our Annual Report on Form 10-K;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, there will be a 1-800 number and international number available on the website to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.
How does the Board recommend that I vote?
The Board recommends that you vote FOR the Charter Amendment Proposal.
How many votes are required to approve the Charter Amendment Proposal?
The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Votes Required For Approval	Voting Options	Effect of “Abstain” Votes	Effect of Broker Non-Votes
Charter Amendment Proposal	Pursuant to Delaware law, the votes cast for the Charter Amendment Proposal must exceed the votes cast against the Charter Amendment Proposal.	“FOR” “AGAINST” “ABSTAIN”	None. (1)	Not applicable.(2)
(1)Abstentions are not counted as votes cast and thus will have no effect on the vote on this proposal.
(2)As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than October 29, 2025;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on October 29, 2025;
•submitting a properly signed proxy card with a later date that is received no later than October 29, 2025; or
•attending and voting at the Special Meeting, which will revoke your prior proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by contacting your bank or broker, or you may vote electronically during the Special Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Special Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Do stockholders have any dissenters' rights with regards to the matters proposed to be acted upon?
There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

CHARTER AMENDMENT PROPOSAL - INCREASE IN AUTHORIZED SHARES
Purpose of the Charter Amendment
We are asking you to adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Appendix A, to increase the number of shares of our Common Stock authorized for issuance from 500,000,000 to 1,000,000,000. The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock to provide the Company with the flexibility to issue additional shares of Common Stock for a variety of corporate purposes without the delay and expense of seeking stockholder approval at a future special meeting. These purposes may include, but are not limited to:
•Facilitating strategic partnerships, joint ventures or other collaborative arrangements;
•Financing growth initiatives and capital expenditures through equity or equity-linked offerings;
•Providing equity incentives to employees, officers and directors pursuant to the Company’s compensation plans; and
•Other general corporate purposes approved by the Board.
Recent Developments
In September 2025, the Company (i) issued warrants to Google LLC (“Google”) exercisable for shares of Common Stock, in connection with a ten-year data center lease agreement with Fluidstack USA I Inc., supported by a financial backstop from Google; and (ii) issued convertible senior notes, which are required to be settled in cash until the Company increases the number of its shares of Common Stock authorized for issuance.
As a result of these transactions, the Company has limited remaining capacity to issue shares of Common Stock under its current authorization. The Charter Amendment is intended to restore flexibility for the Company to issue additional Common Stock to support future strategic partnerships, site expansions, acquisitions, financing transactions and equity incentive programs, and to ensure the Company maintains sufficient capacity to pursue growth opportunities and enhance long-term stockholder value.
The full text of the Charter Amendment attached to this Proxy Statement as Appendix A is incorporated herein by reference.
Board Recommendation
The Board of Directors unanimously recommends that stockholders vote FOR the approval of the Charter Amendment Proposal.
If the Charter Amendment Proposal is approved by the requisite number of our stockholders, we expect to file the approved Charter Amendment with the Secretary of State of the State of Delaware promptly after the Special Meeting, which will become effective at the time of the filing.
Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of an approved charter amendment with the Secretary of State of the State of Delaware, our Board reserves the right to abandon the approved charter amendment and not to file the charter amendment, even if the Charter Amendment is approved by our stockholders, if our Board, in its discretion, determines that the approved Charter Amendment is no longer in the best interests of our Company or our stockholders.
If the Charter Amendment Proposal is not approved by the requisite vote of our stockholders, then the Charter Amendment will not be filed with the Secretary of State of the State of Delaware and our current Second Amended and Restated Certificate of Incorporation will remain in place and our number of authorized shares will remain unchanged.

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to holdings of our common stock as of September 12, 2025 by:
•stockholders who beneficially own more than 5% of the outstanding shares of our common stock;
•each of our named executive officers and directors; and
•all directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
Unless otherwise noted, the business address of each of those listed in the table below is 1 Vanderbilt Avenue, Floor 54, New York, New York 10017. We have based our calculation of the percentage of beneficial ownership on 393,286,007 shares of our common stock outstanding as of September 12, 2025.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Significant Stockholders and Affiliated Entities:
Entities Affiliated with Bitfury(1)	86,042,259	21.88%
BlackRock, Inc.(2)	21,890,510	5.57%
The Vanguard Group(3)	20,114,936	5.11%
Directors and Named Executive Officers:
Tyler Page	5,691,449	1.45%
Edward Farrell	1,290,207	*
Patrick Kelly	1,089,260	*
William Iwaschuk	1,048,499	*
James Newsome	194,313	*
Holly Morrow Evans	226,781	*
Robert Flatley	138,872	*
Cary Grossman	225,530	*
Caitlin Long	226,781	*
Wesley Williams	226,781	*
All Directors and Executive Officers as a group (10 individuals)	10,358,473	2.63%
__________________________________________
* Less than one percent
(1)Based solely on a Schedule 13D/A filed on September 8, 2025, consists of (i) 37,509,155 shares of common stock held by V3 Holding Ltd (“V3”), (ii) 43,711,544 shares of common stock held by Bitfury Top HoldCo B.V. ("Bitfury Top HoldCo") and (iii) 4,821,560 shares of common stock held by Bitfury Holding B.V. ("Bitfury Holding"). Bitfury Top HoldCo is the sole owner of Bitfury Holding. As a result, Bitfury Top HoldCo may be deemed to share beneficial ownership the shares of common stock held by Bitfury Holding. Valerijs Vavilovs is the sole owner of V3, which is the majority owner of Bitfury Group Limited (“BGL”). BGL is the sole owner of Bitfury Top HoldCo. As a result of the foregoing relationships, each of Mr. Vavilovs, V3 and BGL may be deemed to share beneficial ownership of the common stock beneficially owned by Bitfury Top Holdco and Mr. Vavilovs is deemed to share beneficial ownership of the common stock beneficially owned by V3. Bitfury Holding has shared voting and dispositive power over 4,821,560 shares of the Company’s common stock. Bitfury Top HoldCo and BGL have shared voting and dispositive power with respect to 48,533,104 shares of the Company’s common stock. V3 and Mr. Vavilovs have shared and dispositive power with respect to the securities reported. The business address of Bitfury Top HoldCo, Bitfury Holding, Mr. Vavilovs, V3 and BGL is Strawinskylaan 3051, 1077ZX Amsterdam, the Netherlands.
(2)Based solely on a Schedule 13G filed on July 17, 2025, that states, of the 21,890,510 shares beneficially owned, BlackRock, Inc. has sole voting power over 21,235,859 shares and sole dispositive power over all 21,890,510 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(3)Based solely on a Schedule 13G filed on July 29, 2025, that states, of the 20,114,936 shares beneficially owned, The Vanguard Group has sole voting power over no shares, shared voting power over 164,425 shares, sole dispositive power over 19,696,003 shares and shared dispositive power over 418,933 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1 Vanderbilt Avenue, Floor 54, New York, New York 10017, in writing not later than December 22, 2025.
Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than February 3, 2026 and no later than March 5, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 3, 2026, to be timely, such notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2026 Annual Meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. We and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

OTHER MATTERS
We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may obtain such reports from the SEC’s website at www.sec.gov.
Our Investor Relations website address is https://investors.ciphermining.com/. We make available, free of charge through our Investor Relations website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.
Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Special Meeting, we will, without charge, provide a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and the financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Cipher Mining Inc., 1 Vanderbilt Avenue, Floor 54, New York, New York 10017.
Your vote is important.
Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

William Iwaschuk
Co-President, Chief Legal Officer and Corporate Secretary
New York, New York
October 6, 2025

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/29/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CIFR2025SM
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/29/2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000684069_1 R2.09.05.010

1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Special Proxy Statement (Def14a) is available at www.proxyvote.com

CIPHER MINING INC.
Special Meeting of Stockholders
October 30, 2025 8:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Tyler Page and William Iwaschuk, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CIPHER MINING INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 08:00 AM EDT on October 30, 2025 at: www.virtualshareholdermeeting.com/CIFR2025SM, and at any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000684069_2 R2.09.05.010

2

APPENDIX A - CHARTER AMENDMENT
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CIPHER MINING INC.
Cipher Mining Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:

1.The certificate of incorporation of the Corporation as heretofore in effect is hereby amended by replacing Article IV, Section 4.1 with the following:
“4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.001 per share, which the Corporation is authorized to issue is ~~510,000,000~~ 1,010,000,000 shares, consisting of (a) ~~500,000,000~~ 1,000,000,000 shares of common stock (the “Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

2.The forgoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this _____ day of __________, 2025.

Cipher Mining Inc.
By: ______________________________
Name: Tyler Page
Title: Chief Executive Officer

A-2